UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________________

FORM 8-K

_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   April 29, 2015

_________________________

INVISA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-50081	65-1005398
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1800 2nd Street, Suite 965

Sarasota, FL 34236

(Address of principal executive offices)

(941) 870-3950

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 29, 2015, the Board of Directors of the Company elected Howard R. Curd as a director, Co-Chairman of the Board of Directors and Chief Executive Officer of the Company.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 29, 2015, the Board of Directors of the Company approved a change in the Company’s accounting period for the current fiscal year and subsequent fiscal years from a calendar year to a fiscal year that ends on the Sunday closest to December 31st, in order to have the Company’s fiscal year be the same as the fiscal years of the Company’s operating subsidiaries. The Company’s fiscal year for tax purposes is unchanged.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVISA, INC.

	By:	/s/ Howard R. Curd
Date: April 30, 2015		Howard R. Curd
Chief Executive Officer

2